CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bryan McKigney, Director, President & Chairman of The India Fund, Inc. (the "Registrant"), certify that:

         1.     The Form  N-CSR of the  Registrant  for the  fiscal  year  ended
                December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   February 23, 2005                /s/ Bryan McKigney
     --------------------------          -------------------------------------
                                         Bryan McKigney, Director, President &
                                         Chairman
                                         (principal executive officer)


I, Alan Kaye, Treasurer of The India Fund, Inc. (the "Registrant"), certify that:

         1.     The Form  N-CSR of the  Registrant  for the  fiscal  year  ended
                December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   February 18, 2005                /s/ Alan Kaye
     --------------------------          -----------------------------
                                         Alan Kaye, Treasurer
                                         (principal financial officer)